UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 28, 2026
HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
________________________
Commission File Number 001-32335

Delaware	88-0488686
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

12390 El Camino Real	92130
San Diego	(Zip Code)
California
(Address of principal executive offices)
(858) 794-8889
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HALO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On January 28, 2026, Halozyme Therapeutics, Inc., a Delaware corporation (the “Company”) issued a press release containing information related to the Company’s 2026 financial guidance (the “Press Release”). The Press Release included certain preliminary, unaudited estimates regarding the Company’s financial results for the year ended December 31, 2025 (together with the preliminary estimates set forth below, the “Preliminary 2025 Estimates”). A copy of the Press Release is attached as Exhibit 99.1.
On January 28, 2026, the Company hosted an investor conference call (the “Conference Call”) to provide updated 2026 guidance and a business update. The slides used by the Company during the Conference Call presentation included certain preliminary, unaudited estimates regarding the Company’s financial results for the year ended December 31, 2025, which are also set forth below.
The financial results presented below are preliminary, estimated, and unaudited. They are subject to the completion and finalization of the Company’s financial and accounting close procedures. They reflect management’s estimates based solely upon information available to management as of the date of the Conference Call presentation. Further information learned during the completion and finalization of these procedures may alter the final results. These preliminary estimates should not be considered a substitute for the financial information to be filed with the Securities and Exchange Commission on the Company’s Form 10-K for the year ended December 31, 2025 once it becomes available. There is a possibility that the Company’s financial results for the twelve months ended December 31, 2025 could vary materially from these preliminary estimates. Accordingly, you should not place undue reliance upon this preliminary information.

Unaudited Preliminary Estimates of Results for the Twelve Months Ended December 31, 2025
The Company estimates 2025 Revenue will be in the range of $1,385 million to $1,400 million.
The Company estimates 2025 Royalties will be in the range of $865 million to $870 million.
The Company estimates 2025 Product Sales will be in the range of $372 million to $377 million.
The Company estimates 2025 Collaboration Revenue will be in the range of $148 million to $153 million.
The Press Release and Preliminary 2025 Estimates are furnished under Item 2.02 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated January 28, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halozyme Therapeutics, Inc. (Registrant)

Dated:	January 28, 2026	By:	/s/ Nicole LaBrosse
Nicole LaBrosse
Senior Vice President, Chief Financial Officer